Supplement to the John Hancock Money Market Funds
                         Prospectus dated August 1, 2003

On page 14, the section "Small accounts (non-retirement only)" has been deleted and replaced with the following:

If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, your fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason. Your account will not be closed or charged this fee if its drop in value is due to fund performance or the effects of sales charges.

May 3, 2004

MNYPS 5/04